Exhibit 10.28


                    WAIVER AND ELEVENTH AMENDATORY AGREEMENT
                          DATED AS OF FEBRUARY 21, 1997

                        This WAIVER AND ELEVENTH AMENDATORY AGREEMENT is among FARM FRESH, INC., a Virginia corporation (the "Borrower"), the guarantors parties to the Credit Agreement referred to below (the "Guarantors"), the lenders parties to the Credit Agreement referred to below (the "Lenders"), and FLEET BANK, N.A. (as successor to NatWest USA Credit Corp.), as agent (the "Agent") for the Lenders thereunder.

PRELIMINARY STATEMENTS:

                        (1) The Borrower, the Guarantors, the Lenders and the Agent have entered into a Revolving Credit Agreement dated as of December 10, 1993 (as amended to date, the "Credit Agreement"); the terms defined therein being used herein as therein defined unless otherwise defined herein.

                        (2) The Borrower and the Lenders have, on the terms and conditions stated below, agreed to waive and amend certain of the terms of the Credit Agreement as hereinafter set forth.

                        SECTION 1. Waiver. The Borrower has advised the Agent and the Lenders of the Borrower's non-compliance (the "Non-Compliance") with
Section 7.07 of the Credit Agreement (Capital Expenditures), as the result of the Capital Expenditures of the Borrower and its subsidiaries for the Fiscal Year ending December, 1996 being $21,000,000, instead of the $18,000,000 Maximum Amount under the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the Lenders each hereby waive any Event of Default arising out of the Borrower's Non-Compliance with Section 7.07 of the Credit Agreement; provided, however, that the foregoing waiver shall be limited to the Non-Compliance with Section 7.07 of the Credit Agreement and shall not apply to any other non-compliances with the terms of the Credit Agreement or any other Loan Documents. With respect to the aforementioned Non-Compliance with the Capital Expenditures covenant for the Fiscal Year ending December, 1996, the foregoing waiver shall also be effective as of December 28, 1996.

                        SECTION 2. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                        Section 7.07 of the Credit Agreement is hereby amended by deleting the table set forth therein and by substituting therefor the following table:

            "Period"                                 Maximum Amount
             ------                                  --------------
Fiscal Year ending December 28, 1996                 $21,000,000

Fiscal Year ending December 27, 1997                 $ 8,000,000
  and each Fiscal Year thereafter"


            SECTION 3. Conditions of Effectiveness. This Waiver and Amendatory Agreement shall be operative as of the date hereof but shall become effective when, and only when, the Agent shall have received (x) counterparts of this Waiver and Amendatory Agreement executed by the Borrower and the Lenders or, as to any of said Lenders, advice satisfactory to the Agent that such Lender has executed this Waiver and Amendatory Agreement and (y) all of the following documents, each document (unless otherwise indicated) being dated the effective date, in form and substance satisfactory to the Agent:

                                    (a)         a certificate  of the Secretary
or an Assistant Secretary of the Borrower and the Guarantor certifying the names and true signatures of their respective officers authorized to sign this Waiver and Amendatory Agreement, and the other documents to be delivered hereunder;

                                    (b)         a certificate signed by a duly
authorized officer of the Borrower stating that:

                                                (i)         the  representations
and warranties of the Borrower as set forth in Article IV of the Credit Agreement and in any documents delivered therewith, including the Loan Documents, are true and correct on and as of the date of such certificate as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date or are based on the accuracy of schedules prepared as of a prior date),

                                                (ii)        the representations
and warranties contained    in  Section 4 hereof  are  correct  on and as of the
date of such certificate as though made on and as of such date, and

                                                (iii)       after  giving
effect to this Waiver and Amendatory Agreement, no Default or Event of Default has occurred and is continuing.

                                    (c)         certified  copies of (i) the
resolutions of the Board of Directors of the Borrower and of the Guarantor approving this Waiver and Amendatory Agreement and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Waiver and Amendatory Agreement and the matters contemplated hereby; and

                                    (d)         a favorable opinion of Kaufman &
Canoles, counsel for the Borrower and the Guarantor, in a form reasonably acceptable to the Agent and Lenders.

                        SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                                    (a)         The execution,  delivery and
performance by the Borrower of this Waiver and Amendatory Agreement and the Credit Agreement as amended hereby are within the Borrower's and the Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the charter or by-laws, and (ii) any law or any contractual restriction binding on or affecting the Borrower or the Guarantor.

                                    (b)         No authorization,  approval or
other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantor of this Waiver and Amendatory Agreement and the Credit Agreement as amended hereby.

                                    (c)         This Waiver and Amendatory
Agreement and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Guarantor enforceable against the Borrower and the Guarantor in accordance with their respective terms.

                                    (d)         There is no pending or
threatened action or proceeding affecting the Borrower, the Guarantor or any of their respective subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower, the Guarantor or any subsidiary thereof or which purports to affect the legality, validity or enforceability of this Waiver and Amendatory Agreement and the Credit Agreement as amended hereby.

                                    (e)         The execution,  delivery and
performance of this Waiver and Amendatory Agreement does not conflict with or violate in any manner the terms of any of the Borrower's Senior Notes (or the related Senior Indenture) or Subordinated Indebtedness or in any manner affect the status of the Obligations under the Credit Agreement regarding the subordination provisions of the Borrower's Subordinated Indebtedness.

            SECTION 5.  Reference to and Effect on the Loan Documents.

                                    (a) Upon the  effectiveness  of this Waiver
and Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                                    (b)         Except as specifically amended
above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                    (c)         The execution,  delivery and
effectiveness of this Waiver and Amendatory Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                        SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Waiver and Amendatory Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Waiver and Amendatory Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Waiver and Amendatory Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes.

                        SECTION 7. Execution in Counterparts. This Waiver and Amendatory Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                        SECTION 8. Governing Law. This Waiver and Amendatory Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                        IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendatory Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   FARM FRESH, INC.


                                   By:/s/ Farm Fresh, Inc.
                                      --------------------
                                      Name:
                                      Title:


                                   FF HOLDINGS CORPORATION,
                                   as Guarantor

                                   By:/s/ FF Holdings Corporation
                                      ---------------------------
                                      Name:
                                      Title:


                                   FLEET BANK, N.A., (as successor
                                   to NatWest USA Credit Corp.), as Lender

                                   By:/s/ Thomas Maiale
                                      -----------------
                                      Name:  Thomas Maiale
                                      Title:    Vice President

                                   FLEET BANK, N.A. (as successor to
                                   NatWest USA Credit Corp.), as Agent

                                   By:/s/ Thomas Maiale
                                      -----------------
                                      Name:  Thomas Maiale
                                      Title:    Vice President

                                   HELLER FINANCIAL, INC., as Lender

                                   By:/s/ Salvatore A. Salzillo
                                      -------------------------
                                      Name:  Salvatore A. Salzillo
                                      Title:    Assistant Vice President